UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 29, 2008

TLC Vision Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

New Brunswick	0-29302	980151150
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5280 Solar Drive, Suite 100, Mississauga, Ontario		L4W 5M8
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(905) 602-2020

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 2.02 Results of Operations and Financial Condition.

On April 29, 2008 TLC Vision Corporation issued a press release announcing a mid-quarter update for the first quarter of 2008. Same store volume increases by 9% and the company reduced total debt by 6%.

A conference call will be held to discuss first quarter earnings. The call will be held on May 6th at 4:30 p.m. Eastern Time and will be broadcast live on www.tlcv.com. Further details are included in the complete press release which is attached hereto as exhibit 99.1.

This Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1 - April 29, 2008 Press Release

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TLC Vision Corporation

April 29, 2008	By:	/s/ Brian L. Andrew

Name: Brian L. Andrew
Title: General Counsel

Top of the Form

Exhibit Index

Exhibit No.	Description

99.1	April 29, 2008 Press Release